Putnam
High Yield
Municipal
Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-02

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

Given the dramatic events that aggravated an already troubled economic environment, the market for municipal bonds -- in which Putnam High Yield Municipal Trust invests -- was relatively calm. On the following pages, the report from your fund's management team will provide a full discussion of what has been driving your fund's performance during fiscal 2002 as well as a view of prospects for fiscal 2003.

If, as we expect, economic fundamentals continue to improve, tax revenues should rise and bring an improved outlook for municipal bonds. However, this improvement is likely to be gradual, so we counsel patience as you view your fund's progress in the months ahead.

As you read this report, you may notice that we are now listing the team that manages your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The individuals who comprise the management team are shown at the end of Management's discussion of performance.

We know that Putnam Investments values its relationship with you and its other shareholders and appreciates your loyalty during these times of restructuring of staff and products in the pursuit of superior investment performance in the future.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
May 8, 2002


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt Fixed-Income Team

American markets, once again, showed their strength and resilience with the help of historic easing of short-term interest rates by the Federal Reserve Board. Rates reached a 40-year low by the end of calendar 2001, contributing to a steep yield curve and a generally positive bond market for most of the fiscal year ended March 31, 2002. However, by the end of the fiscal period the Fed shifted its bias to neutral as the economy showed signs of strength. As a result, Putnam High Yield Municipal Trust's 2002 fiscal year, begun amidst recession, ended with signs of recovery. This recession, which many feared could be one of the worst in recent history, might actually go down as one of the mildest on record.

Total return for 12 months ended 3/31/02

                 NAV            Market price
-----------------------------------------------------------------------
                1.37%             -1.23%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance based on market prices for the shares will vary from performance based on the portfolio's net asset value. Performance information for longer periods begins on page 8.

Credit spreads, the difference in yields available on AAA-rated securities compared to bonds with greater credit risk, narrowed across the first half of the fiscal year and then widened dramatically after the September 11 terrorist attacks as investors fled to the safety of higher-rated securities. Because the Putnam Tax Exempt Fixed-Income Team, which manages your fund, had anticipated the narrowing trend, your fund benefited from its large exposure to lower-rated bonds in the first half of the fiscal year. This, in turn, offset losses in September and landed the fund in positive territory for the year. However, for the year, your fund underperformed its benchmark, the more broadly diversified Lehman Municipal Bond Index, and its Lipper category average because of our overweight in these lower-rated issues later in the year. More information can be found on page 8.

* AIRLINES PROVIDE BUMPY RIDE WHILE HIGHLIGHTING FUND'S STRENGTHS

The seeds of this year's income and price appreciation were sown in the widening credit spreads that occurred last year and our ability to take advantage of them. Because your fund's investment discipline avoids interest-rate forecasting and promotes fundamental analysis and research, we were able to identify lower-rated holdings that could offer superior value. While the fund maintains an average credit rating of BBB or better, it devotes approximately one-third of the portfolio to select bonds rated lower than BBB. Your fund's management team relies on the resources of Putnam's Fixed Income group in the analysis and acquisition of these lower-rated tax-free municipal bonds. We have confidence in the knowledge and expertise of our analysts in assessing individual bond issues, our strong quantitative and technical capabilities, and Putnam's reputation as a large institution in the marketplace, which gives it access to bond issues that other firms may not have. The department provides a depth and breadth of research that we believe can help produce solid, long-term results.

Morningstar gave Putnam High Yield Municipal Trust a 4-star Overall Morningstar Rating[TRADEMARK] as of March 31, 2002, among 184 closed-end municipal bond funds.

For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating[TRADEMARK] metric each month by subtracting the return on a 90-day U.S. Treasury bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Rating metrics. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom
10% receive 1 star. Past performance does not indicate future results.
For the 3-, 5-, and 10-year periods, Putnam High Yield Municipal Trust received 3, 3, and 4 out of 184, 177, and 82 closed-end municipal bond funds rated, respectively.

The trials and troubles of the airline industry over the last 12 months provide a powerful illustration of the value added by our research. Although certainly not the largest sector, airlines and airport authority bonds have represented a significant portion of your fund's portfolio this year and in years past. For example, at the end of the fiscal year, the sector represented 18% of the fund's net assets. Bonds in this sector have a history of high current income and have been one of the most liquid sectors of the municipal bond market. However, perceptions of these bonds changed drastically on September 11. Airline-backed securities were hurt significantly, including those in your fund's portfolio. However, true to its investing discipline, your fund's management team immediately looked for opportunity in the overall market chaos of mid-to-late September, especially focusing on airline and airport authority bonds. Maintaining calm amidst the widespread concern, we took full advantage of the research capabilities available to us. Existing airline holdings were analyzed on an issue-by-issue basis. We considered creditworthiness while factoring in the top-down issues of airline industry restructuring in the post-crisis environment and the influx of federal relief dollars. As a result of this reevaluation, we decided to maintain the fund's airline-related positions in expectation of a rebound. Our review, done in the third quarter of the fiscal year, proved effective and helped results in the fourth quarter when the airline sector was one of the strongest contributors to performance.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 24.9%

Aa/AA -- 0.8%

A -- 9.2%

Baa/BBB -- 26.1%

Ba/BB -- 18.4%

B -- 12.5%

VMIG -- 5.6%

Other (CCC/D) -- 2.5%

Footnote reads:
*As a percentage of market value as of 3/31/02. A bond rated Baa/BBB or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Fund Profile

Putnam High Yield Municipal Trust seeks to provide high current income free from federal income tax by investing in higher-yielding lower-rated municipal securities. The fund invests in a nationally diversified portfolio and draws on Putnam's extensive research capabilities to manage the additional credit risk associated with high-yield bonds. The fund is suitable for investors seeking tax-exempt income and willing to accept the risks associated with below investment-grade bonds.


* HEALTH CARE AND UTILITIES PROVIDED STRENGTH EARLY, CASH LATER

While we maintained our focus on the airline sector, we slowed our investment activity in the health-care and hospital bonds sector. The sector contributed to a strong first half for the fund mostly because it was so undervalued last year. The health-care industry had already struggled through two years of its own turmoil, brought on in part by underfunding. But as the rest of the economy slowed over the fiscal year and other sectors began to deteriorate, investors took notice of the health-care sector's regaining financial health. Health care began to be perceived as something of a safe-haven as investors considered it recession proof, or at least counter-cyclical to the greater economic misfortunes around it. This stimulated demand for health-care bonds and drove up prices. As the sector became more fairly valued, your fund's management team edged away from purchases in this sector and began to take profits selectively.

Utilities provided a similar story as this traditionally recession-resistant industry struggled through a period of years adapting to deregulation. New IRS rules allowing state-owned utilities to sell power to private parties helped the industry in the eyes of investors as did its generally healthy balance sheets. Your fund's timely investment in utilities paid off across the first half of the year in terms of both income and price appreciation as this industry's issues stood out in the deteriorating economic landscape. Again, as utility issues became more fairly valued in the second half of the year, your fund's management team pulled back its participation.

* MUNI BOND MARKETS REMAINED STABLE RELATIVE TO OTHER INVESTMENTS

As the economy strengthened in the last quarter of the fiscal year, yields on municipal bonds of all maturities generally rose as bond prices dropped on fears of future interest-rate increases. This negatively affected the fund's NAV. However, a neutral duration posture and income from the fund's holdings cushioned the impact of these yield increases and kept total return performance in positive territory for the quarter.



[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Iowa Financial Authority Health
Care Facility Revenue Bonds
(Care Initiatives)
9.25%, 7/1/25

Delaware Valley, Regional Finance
Authority, Government Revenue
Bonds,
7.75%, 7/1/27

Los Angeles, Regional Airport
Revenue Bonds (Continental
Airlines)
9.25%, 8/1/24

Georgia State General Obligation
Bonds
5.75%, 8/1/03

Butler, Alabama Industrial
Development Board Revenue Bonds
(Solid Waste Disposal, James
River Corp.)
8.0%, 9/1/28

Montana Health Facility Authority
VRDN (Health Care Pooled Loan)
1.5%, 12/1/15

Texas State Housing & Community
Affairs Home Mortgage IFB
12.096%, 7/2/24

Indianapolis, Airport Authority
Special Facility Revenue Bonds
(Federal Express Corp.)
7.1%, 1/15/17

Massachusetts State Industrial
Finance Agency Revenue Bonds
(Orchard Cove, Inc.)
9.0%, 5/1/22

Massachusetts State Housing
Finance Agency Revenue Bonds
6.15%, 12/1/29

Footnote reads:
These holdings represent 34.8% of the fund's net assets as of 3/31/02. Portfolio holdings will vary over time.

The municipal bond market as a whole remained relatively stable during the fiscal year despite high-profile events such as California's energy crisis and New York's terrorist attacks. California, it seems, has learned some valuable lessons and continues to work on long-term solutions to its energy problems while New York City, thanks in part to generous federal help, has had no problems meeting its debt obligations although prices of its bonds have declined. New York City, in fact, has become less a story about the September terrorist attacks and more about opportunity for undervalued bond issues. The city's good reputation among muni bond investors has been bolstered by financial disclosure statutes put in place after the city's budget crisis in the 1970s.

Across the nation, your fund's management team has been extremely cautious in the purchase of general obligation bonds, which are secured by tax revenues. As the economy continued to slow over most of the period, tax revenues dropped and many states and municipalities moved from surplus to deficit status, issuing bonds to make up the difference. This trend should build in the coming year. We'll conserve the fund's cash to take advantage of the possible cheapening of municipal bond prices brought on by increased supply to the marketplace.

* OUTLOOK IS MIXED FOR COMING YEAR

Many analysts have noted that while the recession was mild, the recovery is likely to be tepid with continued equity volatility. Our view is that the economy should show more strength in the third and fourth quarters of this year, and that the Federal Reserve will hold off on tightening monetary policy until it sees a credible threat of inflation. Right now there is no such threat, and for the first two months of 2002 the Fed seemed more concerned about the recovery than about inflation. Since the capital markets have retracted, with significant declines in capital spending and corporate investment, this lack of funding is in itself a restraint on the economy. As a result, we believe the Fed may hold off on tightening even if growth begins to pick up.

Nevertheless, in March, the Fed changed its stance slightly to a neutral view on interest rates. This gave bond investors reason to believe that rate increases may be in the offing later this year. Consequently, interest rates have moved up and are expected to continue rising. Our neutral duration posture should help our fund's relative performances against its benchmark. In addition, as the Enron scandal fades and if the economy improves, high-yield municipal bonds -- which are less sensitive to interest-rate increases and perform better in a growing economy -- should bolster the returns of our fund. Because of our high-yield exposure we believe this will be a competitive advantage relative to many of our peers.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/02, there is no guarantee the fund will continue to hold these securities in the future. Lower-rated bonds may offer higher yields in return for more risk.

This fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Jerome Jacobs, Blake Anderson, Joyce Dragone, David Hamlin, Susan McCormack, and Richard Wyke.

PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 3/31/02

                                            Lehman
                                Market     Municipal      Consumer
                     NAV        price     Bond Index     price index
-------------------------------------------------------------------------------
1 year              1.37%      -1.23%        3.82%          1.30%
-------------------------------------------------------------------------------
5 years            20.57        4.52        35.30          11.62
Annual average      3.81        0.89         6.23           2.22
-------------------------------------------------------------------------------
10 years           80.55       60.15        91.34          28.21
Annual average      6.09        4.82         6.70           2.52
-------------------------------------------------------------------------------
Annual average,
life of fund
(since 5/25/89)     6.44        5.48         7.17           2.90
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions.

PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 3/31/02

-------------------------------------------------------------------------------
Distributions from common shares
-------------------------------------------------------------------------------
Number                                                       12
-------------------------------------------------------------------------------
Income                                                     $0.54
-------------------------------------------------------------------------------
Capital gains 1                                              --
-------------------------------------------------------------------------------
  Total                                                    $0.54
-------------------------------------------------------------------------------
Preferred shares                                  Series A (900 shares)
-------------------------------------------------------------------------------
Income                                                    $1,109.56
-------------------------------------------------------------------------------
Capital gains 1                                              --
-------------------------------------------------------------------------------
  Total                                                   $1,109.56
-------------------------------------------------------------------------------
Share value:                                         NAV        Market price
-------------------------------------------------------------------------------
3/31/01                                             $8.22          $8.22
-------------------------------------------------------------------------------
3/31/02                                              7.79           7.59
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current
dividend
rate 2                                               6.93%          7.11%
-------------------------------------------------------------------------------
Taxable
equivalent 3                                        11.29          11.58
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 38.6% federal tax rate for 2002. Results for investors subject to lower tax rates would not be as advantageous.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees
Putnam High Yield Municipal Trust

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Municipal Trust, including the fund's portfolio, as of March 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended March 2000 were audited by other auditors whose report dated May 9, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Municipal Trust as of March 31, 2002, the results of its operations for the year then ended, and changes in its net assets and financial highlights for each of the years in the two-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                      KPMG  LLP
Boston, Massachusetts
May 6, 2002



THE FUND'S PORTFOLIO
March 31, 2002

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
FGIC                -- Financial Guaranty Insurance Company
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
U.S. Govt. Coll.    -- U.S. Government Collateralized
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (123.8%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (3.5%)
-------------------------------------------------------------------------------------------------------------------
$         5,750,000 Butler, Indl. Dev. Board Rev. Bonds (Solid Waste Disp.,
                    James River Corp.), 8s, 9/1/28                                        BBB-        $   6,023,125

Arizona (2.1%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Casa Grande Indl. Dev. Auth. Rev. Bonds (Casa Grande
                    Regl. Med. Ctr.), Ser. A, 7 1/4s, 12/1/19                             B/P             1,016,250
          2,500,000 Coconino Cnty. Rev. Bonds (Tuscon/Navajo Elec. Pwr.),
                    Ser. A, 7 1/8s, 10/1/32                                               Ba3             2,575,000
                                                                                                      -------------
                                                                                                          3,591,250

Arkansas (1.2%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Northwest Regl. Arpt. Auth. Rev. Bonds, 7 5/8s, 2/1/27                BB/P            2,027,500

California (6.9%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 CA Poll. Control Fin. Auth. Ind. Dev. (Pacific Gas
                    & Electric), Ser. A, MBIA, 5.35s, 12/1/16                             AAA             1,022,500
          2,000,000 Foothill/Eastern Corridor Agcy. Rev. Bonds (CA Toll
                    Roads), 5 3/4s, 1/15/40                                               Baa3            1,972,500
          1,000,000 Gilroy, Project Rev. Bonds (Bonfante Gardens Pk.),
                    8s, 11/1/25                                                           B/P               960,000
          6,220,000 Los Angeles, Regl. Arpt. Rev. Bonds (Continental
                    Airlines), 9 1/4s, 8/1/24                                             BB-/P           6,569,875
          1,500,000 Sunnyvale, Special Tax Rev. Bonds (Cmnty. Facs. Dist.
                    No. 1), 7 3/4s, 8/1/32                                                BB-/P           1,507,500
                                                                                                      -------------
                                                                                                         12,032,375

Colorado (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 CO State Edl. Fac. Auth. Rev. Bonds (Ocean
                    Journey, Inc.), 8 3/8s, 12/1/26                                       B/P               550,000
            500,000 Northwest Parkway Pub. Hwy. Auth. Rev. Bonds, Ser. D,
                    7 1/8s, 6/15/41                                                       BBB-              505,625
                                                                                                      -------------
                                                                                                          1,055,625

Delaware (3.8%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Delaware Valley, Regl. Fin. Auth. Govt. Rev. Bonds, Ser. C,
                    AMBAC, 7 3/4s, 7/1/27                                                 Aaa             6,656,250

District of Columbia (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 District of Columbia, Tobacco Settlement Fin. Corp.
                    Rev. Bonds, 6 3/4s, 5/15/40                                           A1              1,578,750

Florida (2.3%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Lee Cnty., Indl. Dev. Auth. Hlth. Care Facs. Rev. Bonds
                    (Cypress Cove Hlth. Pk.), Ser. A, 6 3/8s, 10/1/25                     BB-/P           1,357,500
            600,000 Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
                    (Mount Sinai Med. Ctr.), Ser. A, 6.8s, 11/15/31                       BB                503,250
          2,000,000 St. Johns Cnty., FL Hlth. Care Indl. Dev. Auth. Rev. Bonds
                    (Glenmoor St. Johns Project), Ser. A, 8s, 1/1/30                      B+/P            2,032,500
                                                                                                      -------------
                                                                                                          3,893,250

Georgia (7.0%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Forsyth Cnty., Hosp. Auth. Rev. Bonds (Baptist Hlth.
                    Care Sys.), 6 1/4s, 10/1/18                                           B/P             1,907,500
                    GA Med. Ctr. Hosp. Auth. IFB, MBIA
          1,200,000 8.719s, 8/1/10                                                        Aaa             1,267,620
          2,700,000 8.719s, 8/1/10 (Prerefunded)                                          Aaa             2,881,359
          5,785,000 GA State G.O. Bonds, Ser. B, 5 3/4s, 8/1/03                           Aaa             6,030,863
                                                                                                      -------------
                                                                                                         12,087,342

Illinois (4.3%)
-------------------------------------------------------------------------------------------------------------------
                    Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
          4,250,000 (American Airlines, Inc.), 8.2s, 12/1/24                              BB              4,165,000
          1,750,000 (United Airlines, Inc.), Ser. C, 6.3s, 5/1/16                         B-              1,074,063
          2,680,000 East Chicago, Ind. Exempt Fac. Rev. Bonds (Ispat
                    Inland, Inc.), 7s, 1/1/14                                             CCC-              271,350
                    IL Hlth. Fac. Auth. Rev. Bonds (Cmnty. Rehab.
                    Providers Fac.), Ser. A
          1,210,000 7 7/8s, 7/1/20 (prerefunded)                                          AAA/P           1,389,982
            895,000 2.237s, 7/1/20 (acquired 1/25/96, cost $895,000) (RES)                D/P               599,650
                                                                                                      -------------
                                                                                                          7,500,045

Indiana (2.7%)
-------------------------------------------------------------------------------------------------------------------
          4,500,000 Indianapolis, Arpt. Auth. Special Fac. Rev. Bonds
                    (Federal Express Corp.), 7.1s, 1/15/17                                Baa2            4,736,250

Iowa (6.0%)
-------------------------------------------------------------------------------------------------------------------
          8,500,000 IA Fin. Auth. Hlth. Care Fac. Rev. Bonds (Care Initiatives),
                    9 1/4s, 7/1/25                                                        BBB-/P         10,380,625

Kansas (1.7%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 KS Dev. Fin. Auth. Lease VRDN (Shalom Oblig. GRP-BB),
                    1.4s, 11/15/28                                                        VMIG1           3,000,000

Kentucky (3.5%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Boone Cnty., Poll. Control Rev. Bonds (Dayton Pwr.
                    & Lt. Co.), Ser. A, 6 1/2s, 11/15/22                                  A2              4,100,000
          1,370,000 Jefferson Cnty., 1st Mtge. Rev. Bonds (AHF/KY-
                    IOWA, Inc.), 5 1/8s, 1/1/20                                           D/P               822,000
          1,200,000 KY Econ. Dev. Fin. Auth. VRDN, MBIA, 1.51s, 1/1/22                    AAA             1,200,000
                                                                                                      -------------
                                                                                                          6,122,000

Louisiana (4.9%)
-------------------------------------------------------------------------------------------------------------------
          4,115,000 Hodge, Combined Util. Rev. Bonds (Stone
                    Container Corp.), 9s, 3/1/10                                          B/P             4,162,734
          2,150,000 LA Local Govt. Env. Fac. Cmnty. Dev. Auth. Rev. Bonds
                    (Solid Waste Disp., James River Corp.), Ser. A,
                    8s, 11/1/25                                                           B-/P            2,201,063
          2,150,000 Plaquemines Port Harbor & Terminal Dist. Marine
                    Term Fac. Rev. Bonds (Electro-Coal-A), 5s, 9/1/07                     A3              2,155,375
                                                                                                      -------------
                                                                                                          8,519,172

Maine (1.7%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Rumford Solid Waste Disp. Rev. Bonds (Boise
                    Cascade Corp.), 6 7/8s, 10/1/26                                       Baa3            2,913,750

Massachusetts (13.3%)
-------------------------------------------------------------------------------------------------------------------
                    Atlas Boston Tax Exempt Rev. Bonds
          2,000,000 Ser. 99-1, 7 1/4s, 1/1/35 (acquired 11/18/99,
                    cost $2,000,000) (RES)                                                B-/P            2,047,500
          1,000,000 Ser. 1, 6.65s, 1/1/35 (acquired 11/18/99,
                    cost $1,000,000) (RES)                                                BB+/P           1,026,250
          1,550,000 MA State Dev. Fin. Agcy. Rev. Bonds Hlth. Facs.
                    (Beverly Enterprises, Inc.), 7 3/8s, 4/1/09                           BB-/P           1,573,250
          1,750,000 MA State Hlth. & Edl. Fac. Auth. IFB (St. Elizabeth Hosp.),
                    Ser. E, FSA, 11.790s, 8/12/21                                         Aaa             1,826,353
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          1,100,000 (Caritas Christi Oblig), Ser. B, 6 1/4s, 7/1/22                       Baa2            1,083,500
          2,000,000 (Civic Investments), Ser. A, 9s, 12/15/15                             B/P             2,015,000
          1,350,000 (Hlth. Care Syst. Covenant Hlth.), Ser. E, 6s, 7/1/31                 A-              1,289,250
          1,575,000 (UMass Memorial), Ser. C, 6 1/2s, 7/1/21                              Baa2            1,535,625
          4,225,000 MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 53, MBIA,
                    6.15s, 12/1/29 (SEG)                                                  Aaa             4,298,938
                    MA State Indl. Fin. Agcy. Rev. Bonds
          4,500,000 (Orchard Cove, Inc.), U. S. Govt. Coll., 9s, 5/1/22                   AAA/P           4,659,120
          3,220,000 (Evanswood Bethzatha), 7.85s, 1/15/17
                    (acquired 12/13/96, cost $3,221,438)
                    (in default) (NON)(RES)                                               D/P             1,706,600
                                                                                                      -------------
                                                                                                         23,061,386

Michigan (3.8%)
-------------------------------------------------------------------------------------------------------------------
          2,485,000 Detroit, Local Dev. Fin. Auth. Tax Increment G.O. Bonds,
                    Ser. A, 9 1/2s, 5/1/21                                                BBB+/P          2,695,082
          1,900,000 MI State Strategic Fund Solid Waste Disp. Rev. Bonds
                    (Genesee Pwr. Station), 7 1/2s, 1/1/21                                BB+/P           1,900,000
          1,350,000 MI State Strategic Fund Ltd. Oblig. Rev. Bonds
                    (Worthington Armstrong Venture), 5 3/4s, 10/1/22                      AAA/P           1,436,063
          1,000,000 MI State Strategic Fund Resource Recvy. Oblig.
                    Rev. Bonds (Central Wayne Energy Rec.), Ser. A,
                    7s, 7/1/27                                                            CCC/P             600,000
                                                                                                      -------------
                                                                                                          6,631,145

Minnesota (2.6%)
-------------------------------------------------------------------------------------------------------------------
          3,250,000 Cohasset VRDN (Minn. Pwr. & Lt.), 1.4s, 6/1/20                        AAA             3,250,000
          1,490,000 Minneapolis & St. Paul Metropolitan Arpt. Comm.
                    Special Fac. Rev. Bonds (Northwest Airlines, Inc.),
                    Ser. A, 7s, 4/1/25                                                    B+/P            1,244,150
                                                                                                      -------------
                                                                                                          4,494,150

Montana (5.2%)
-------------------------------------------------------------------------------------------------------------------
          6,000,000 Montana Hlth. Fac. Auth. VRDN (Hlth. Care
                    Pooled Loan), Ser. A, FGIC, 1 1/2s, 12/1/15                           VMIG1           6,000,000
          3,000,000 MT State Board Inv. Exempt Fac. Rev. Bonds
                    (Still Water Mining Project), 8s, 7/1/20                              Ba2             2,977,500
                                                                                                      -------------
                                                                                                          8,977,500

Nebraska (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 NE Investment Fin. Auth. Hosp. IFB, MBIA,
                    11.616s, 12/8/16                                                      Aaa             1,046,780

Nevada (3.9%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Clark Cnty., G.O. Bonds (Pk. & Regl. Justice Ctr.), FGIC,
                    5 5/8s, 11/1/19                                                       Aaa             3,591,875
          3,000,000 Clark Cnty., Indl. Dev. Rev. Bonds (Southwest
                    Gas Corp.), Ser. B, 7 1/2s, 9/1/32                                    Baa2            3,086,610
                                                                                                      -------------
                                                                                                          6,678,485

New Hampshire (1.1%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
                    (NH College), 6 3/8s, 1/1/27                                          BBB-              968,750
          1,000,000 NH State Bus. Fin. Auth. Rev. Bonds (Franklin Regl.
                    Hosp. Assn.), Ser. A, 6.05s, 9/1/29                                   BB/P              781,250
          1,394,189 NH State Bus. Fin. Auth. Swr. & Solid Waste Rev. Bonds
                    (Crown Paper), 7 7/8s, 7/1/26 (In default) (NON)                      D/P               228,298
                                                                                                      -------------
                                                                                                          1,978,298

New Jersey (2.0%)
-------------------------------------------------------------------------------------------------------------------
                    NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds (Trinitas Hosp.
                    Oblig. Group)
          2,500,000 7 1/2s, 7/1/30                                                        Baa3            2,665,625
            660,000 7 3/8s, 7/1/15                                                        Baa3              711,975
                                                                                                      -------------
                                                                                                          3,377,600

New York (6.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 NY City Indl. Dev. Agcy. Rev. Bonds (Staten Island U.
                    Hosp. Project), Ser. A, 6 3/8s, 7/1/31                                Baa3              981,250
          3,000,000 NY City, Muni. Wtr. & Swr. Fin. Auth. VRDN, Ser. G,
                    FGIC, 1.2s, 6/15/24                                                   VMIG1           3,000,000
          2,350,000 NY State Energy Res. & Dev. Auth. Poll. Control IFB,
                    FGIC, 12.381s, 7/1/29 (acquired 12/19/94,
                    cost $2,453,729) (RES)                                                Aaa             2,817,063
          1,500,000 Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds (Solvay
                    Paperboard, LLC), 7s, 11/1/30                                         BB-/P           1,554,375
          2,160,000 Port Auth. NY & NJ Special Oblig. Rev. Bonds
                    (Continental/Eastern LaGuardia), 9 1/8s, 12/1/15                      BB-/P           2,188,512
            800,000 Syracuse, Indl. Dev. Agcy. Rev. Bonds (1st Mtge. -
                    Jewish Home), Ser. A, 7 3/8s, 3/1/21                                  BB-/P             813,000
                                                                                                      -------------
                                                                                                         11,354,200

North Dakota (1.2%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Grand Forks, Hlth. Care Syst. Rev. Bonds (Altru Hlth.
                    Syst. Oblig. Group), 7 1/8s, 8/15/24                                  Baa1            2,097,500

Ohio (1.5%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Montgomery Cnty., Hosp. Rev. Bonds (Kettering
                    Med. Ctr.), 6 3/4s, 4/1/22                                            Baa1            1,550,625
          1,000,000 OH State Rev. Bonds (General Motors Corp. Proj.),
                    5 5/8s, 3/1/15                                                        A3              1,001,250
                                                                                                      -------------
                                                                                                          2,551,875

Oklahoma (1.7%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 OK Dev. Fin. Auth. Rev. Bonds (Continuing Care
                    Retirement), Ser. A, 8s, 2/1/32                                       B/P             1,917,500
          1,000,000 OK State Ind. Dev. Auth. Rev. Bonds (Hlth. Syst.-Oblig.
                    Group), Ser. A, MBIA, 5 3/4s, 8/15/29                                 Aaa             1,032,500
                                                                                                      -------------
                                                                                                          2,950,000

Oregon (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
                    (Terwilliger Plaza Project), 6 1/2s, 12/1/29                          BB-/P             898,750

Pennsylvania (7.2%)
-------------------------------------------------------------------------------------------------------------------
            985,000 Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                    (Hlth. Syst.), Ser. B, 9 1/4s, 11/15/15                               B1              1,046,563
          1,000,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds (Panther
                    Creek Partners), 6.65s, 5/1/10                                        BBB-            1,062,500
                    PA Econ. Dev. Fin. Auth. Rev. Bonds
          3,250,000 (MacMillan Ltd. Partnership), 7.6s, 12/1/20                           Baa2            3,729,375
            500,000 (Amtral Project), Ser. A, 6 3/8s, 11/1/41                             A3                495,625
          4,000,000 Philadelphia, Auth. Indl. Dev. Special Fac. Rev. Bonds
                    (U.S. Airways Inc.), 8 1/8s, 5/1/30                                   B-/P            1,700,000
          3,400,000 Philadelphia, Regl. Port Auth. Lease IFB
                    (Kidder Peabody), MBIA, 9.62s, 9/1/13                                 Aaa             3,680,500
            750,000 Scranton, G.O. Bonds, Ser. C, 7.1s, 9/1/31                            BB/P              749,063
                                                                                                      -------------
                                                                                                         12,463,626

South Carolina (2.1%)
-------------------------------------------------------------------------------------------------------------------
            600,000 SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
                    (Palmetto Hlth. Alliance), Ser. A, 7 3/8s, 12/15/21                   Baa2              639,000
          3,000,000 SC Tobacco Settlement Rev. Mgt. Rev. Bonds, Ser. B,
                    6 3/8s, 5/15/28                                                       A1              3,052,500
                                                                                                      -------------
                                                                                                          3,691,500

Tennessee (2.1%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Johnson City, Hlth. & Edl. Fac. Hosp. Board Rev. Bonds
                    (Mtn. States Hlth.), Ser. A, 7 1/2s, 7/1/33                           Baa2            2,671,875
          1,000,000 Shelby Cnty. Hlth. Edl. & Hsg. Fac. Board Rev. Bonds
                    (Methodist Healthcare), 6 1/2s, 9/1/26                                Baa1              987,500
                                                                                                      -------------
                                                                                                          3,659,375

Texas (8.9%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears
                    Methodist Retirement), 5 7/8s, 11/15/18                               BB+/P             873,750
          2,500,000 Alliance, Arpt. Auth. Special Fac. Rev. Bonds (American
                    Airlines, Inc.), 7 1/2s, 12/1/29                                      BB              2,396,875
          3,970,000 Austin, Util. Rev. Bonds, FSA, 5 3/4s, 11/15/04                       Aaa             4,233,013
            620,000 Cherokee Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Nancy Travis Memorial Hosp.), 10s, 5/15/13                           AAA/P             644,211
          2,500,000 Tomball, Hosp. Auth. Rev. Bonds (Tomball Regl. Hosp.),
                    6s, 7/1/29                                                            Baa2            2,281,250
          4,250,000 TX State Hsg. & Cmnty. Affairs Home Mtge. IFB, Ser. C,
                    GNMA Coll., FNMA Coll., 12.096s, 7/2/24                               AAA             4,945,938
                                                                                                      -------------
                                                                                                         15,375,037

Utah (2.0%)
-------------------------------------------------------------------------------------------------------------------
          3,300,000 Carbon Cnty., Util. Rev. Bonds (Laidlaw Solid
                    Waste Disp.), Ser. A, 7 1/2s, 2/1/10                                  BB-             3,399,000
          4,000,000 Tooele Cnty., Poll. Control Rev. Bonds (Laidlaw
                    Environmental), Ser. A, 7.55s, 7/1/27 (In default) (NON)              D/P                60,000
                                                                                                      -------------
                                                                                                          3,459,000

Virginia (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Pocahontas Parkway Assn. Toll Rd. Rev. Bonds, Ser. A,
                    5 1/2s, 8/15/28                                                       Baa3              686,250

Washington (2.1%)
-------------------------------------------------------------------------------------------------------------------
          2,150,000 Port of Seattle, Special Fac. Rev. Bonds (Northwest
                    Airlines Project), 7 1/4s, 4/1/30                                     B+/P            1,894,688
          1,650,000 WA State G.O. Bonds, Ser. B, 5 1/2s, 5/1/09                           Aa1             1,757,250
                                                                                                      -------------
                                                                                                          3,651,938

West Virginia (1.1%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Princeton, Hosp. Rev. Bonds (Cmnty. Hosp. Assn., Inc.),
                    6.1s, 5/1/29                                                          Ba2             1,965,625

Wisconsin (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,600,000 WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Wheaton Franciscan), 5 3/4s, 8/15/30                                 A2              1,556,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $225,456,214) (b)                                         $ 214,723,329
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $173,406,411.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at March 31, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $225,456,214, resulting in gross unrealized appreciation and depreciation of $7,708,376 and $18,441,261, respectively, or net unrealized depreciation of $10,732,885.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 2002 was $8,197,063 or 4.7% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at March
      31, 2002.

      The rates shown on IFB , which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at March 31, 2002.

      The fund had the following industry group concentrations greater than 10% at March 31, 2002 (as a percentage of net assets):

            Health care           41.5%
            Transportation        21.3
            Utilities             10.9

------------------------------------------------------------------------------
Futures Contracts Outstanding at March 31, 2002
                                Aggregate Face  Expiration      Unrealized
                  Total Value        Value        Date         Depreciation
------------------------------------------------------------------------------
Municipal Bond
Index (Long)      $1,515,469      $1,539,439      Jun-02        $(23,970)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
March 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investment in securities at value (identified cost $225,456,214)
(Note 1)                                                                       $214,723,329
-------------------------------------------------------------------------------------------
Cash                                                                              1,093,254
-------------------------------------------------------------------------------------------
Interest receivable                                                               3,943,486
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    2,140,000
-------------------------------------------------------------------------------------------
Total assets                                                                    221,900,069

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                                 7,969
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             1,001,175
-------------------------------------------------------------------------------------------
Accrued preferred shares distribution payable (Note 1)                                7,642
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  1,990,749
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        369,829
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           32,432
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        18,961
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,104
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               62,797
-------------------------------------------------------------------------------------------
Total liabilities                                                                 3,493,658
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares, (8,000 shares authorized;
900 shares issued at $50,000 per share) (Note 4)                                 45,000,000
-------------------------------------------------------------------------------------------
Net assets                                                                     $173,406,411

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (Note 1)                                       205,521,180
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (453,084)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (20,904,830)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (10,756,855)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $173,406,411

Computation of net asset value
-------------------------------------------------------------------------------------------
Net asset value per common share ($173,406,411 divided by
22,249,306 shares)                                                                    $7.79
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended March 31, 2002
Investment income:
-------------------------------------------------------------------------------------------
Tax exempt interest income:                                                     $15,609,850

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,549,627
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      186,012
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    12,788
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      8,796
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                              132,375
-------------------------------------------------------------------------------------------
Other                                                                               164,806
-------------------------------------------------------------------------------------------
Total expenses                                                                    2,054,404
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (58,337)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,996,067
-------------------------------------------------------------------------------------------
Net investment income                                                            13,613,783
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (268,531)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                     (67,440)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures contracts
during the year                                                                  (9,819,858)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (10,155,829)
-------------------------------------------------------------------------------------------
Distributions to Series A remarketed preferred shareholders: (Note 1)
-------------------------------------------------------------------------------------------
From net investment income                                                         (998,602)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $ 2,459,352
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                           Year ended March 31
                                                                     ----------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                $ 13,613,783          $ 14,053,160
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                         (335,971)           (2,596,901)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              (9,819,858)            3,883,669
-------------------------------------------------------------------------------------------------------
Distributions to Series A remarketed preferred shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From net investment income:                                              (998,602)           (1,876,485)
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    2,459,352            13,463,443
-------------------------------------------------------------------------------------------------------
Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From net investment income:                                           (12,005,800)          (12,576,888)
-------------------------------------------------------------------------------------------------------
Increase from issuance of common shares in connection with
reinvestment of distributions                                             338,781               375,957
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                (9,207,667)            1,262,512

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                     182,614,078           181,351,566
-------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net investment
income of $453,084 and $1,062,624, respectively)                     $173,406,411          $182,614,078
-------------------------------------------------------------------------------------------------------
Number of fund shares
-------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of year                         22,207,810            22,161,672
-------------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of
distributions                                                              41,496                46,138
-------------------------------------------------------------------------------------------------------
Common shares outstanding at end of year                               22,249,306            22,207,810
-------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning and
end of year                                                                   900                   900
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)
-------------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended March 31
-------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                        $8.22        $8.18        $9.14        $9.28        $9.12
-------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------
Net investment income                    .61          .63          .68          .71          .75
-------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.46)         .06         (.95)        (.09)         .18
-------------------------------------------------------------------------------------------------------
Distributions to preferred shareholders:
-------------------------------------------------------------------------------------------------------
From net investment income              (.04)        (.08)        (.07)        (.07)        (.08)
-------------------------------------------------------------------------------------------------------
Total from
investment operations                    .11          .61         (.34)         .55          .85
-------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
-------------------------------------------------------------------------------------------------------
From net investment income              (.54)        (.57)        (.62)        (.69)        (.69)
-------------------------------------------------------------------------------------------------------
Total distributions                     (.54)        (.57)        (.62)        (.69)        (.69)
-------------------------------------------------------------------------------------------------------
Net asset value,
end of period  (common shares)         $7.79        $8.22        $8.18        $9.14        $9.28
-------------------------------------------------------------------------------------------------------
Market value,
end of period (common shares)          $7.59        $8.22        $7.25       $10.94       $10.50
-------------------------------------------------------------------------------------------------------
Total return at
market value (%)
(common shares)(a)                     (1.23)       21.63       (28.75)       11.35         9.67
-------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------
Net assets, end of period
(common shares)(in thousands)       $173,406     $182,614     $181,352     $201,679     $203,035
-------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)            1.15         1.14         1.19         1.14         1.15
-------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)            7.04         6.74         7.09         6.90         7.27
-------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 18.38        12.30        16.17         6.92        16.78
-------------------------------------------------------------------------------------------------------

 (a) Total return assumes dividend reinvestment.

 (b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

 (c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

     The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
March 31, 2002

Note 1
Significant Accounting policies

Putnam High Yield Municipal Trust (the "fund") is registered under the Investment Company Act of 1940,as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek high current income exempt from federal income tax. The fund intends to achieve its objective by investing in high yielding tax-exempt municipal securities constituting a portfolio that the fund's manager, Putnam Investment Management, LLC, ("Putnam Management"), an indirect wholly owned subsidiary of Putnam, LLC, believes to be consistent with prudent investment management.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 2002, the fund had a capital loss carryover of approximately $20,336,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $3,134,000    March 31, 2003
     1,309,000    March 31, 2004
     7,979,000    March 31, 2006
     3,861,000    March 31, 2007
     1,445,000    March 31, 2008
     1,743,000    March 31, 2009
       865,000    March 31, 2010

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven day period. The applicable dividend rate for the remarketed preferred shares on March 31, 2001 was 1.46%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include post-October loss deferrals, dividends payable, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended March 31, 2002, the fund reclassified $159 to decrease distribution in excess of net investment income and $159 to decrease paid-in-capital. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

As of March 31, 2002, the undistributed tax-exempt income on a tax basis was $994,955.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.70% of average weekly net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended March 31, 2002, the fund's expenses were reduced by $58,337 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $595 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended March 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $39,413,412 and $47,940,432, respectively. Purchases and sales of short-term municipal obligations aggregated $59,475,000 and $49,025,000, respectively.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium. It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At March 31, 2002, no such restrictions have been placed on the fund.

Under Emerging Issues Task Force (EITF) promulgation Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to the guidance of the EITF, the Trust's preferred stock, which was previously classified as a component of net assets, has been reclassified outside of permanent equity (net assets) in the accompanying financial statements. Prior year amounts have also been reclassified to conform with this presentation. The impact of this reclassification creates no change to the net assets available to common shareholders.

Note 5
New accounting pronouncement

As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on pay downs on mortgage-backed securities. Prior to January 1, 2001, the fund did not amortize premium and accrete discounts for certain fixed income securities and characterized as realized gains and losses paydowns on mortgage backed securities. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle is not material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.


RESULTS OF OCTOBER 11, 2001 SHAREHOLDER MEETING
(Unaudited)

An annual meeting of shareholders of the fund was held on October 11, 2001. At the meeting, each of the nominees for Trustees was elected, as follows:
                                                        Common Shares

                                                                      Votes
                                                  Votes for          withheld

Jameson Adkins Baxter                            19,290,402           444,049
C.B. Curtis                                      19,265,811           468,640
Ronald J. Jackson                                19,293,238           441,213
P.L. Joskow                                      19,291,050           443,401
Elizabeth T. Kennan                              19,288,460           445,991
Lawrence J. Lasser                               19,294,861           439,590
John H. Mullin, III                              19,287,854           446,597
George Putnam, III                               19,299,201           435,250
A.J.C. Smith                                     19,272,591           461,860
W. Thomas Stephens                               19,292,854           441,597
W. Nicholas Thorndike                            19,271,284           463,167

                                                        Preferred Shares

                                                                      Votes
                                                  Votes for          withheld

Jameson Adkins Baxter                                   900                --
C.B. Curtis                                             900                --
Ronald J. Jackson                                       900                --
P.L. Joskow                                             900                --
Elizabeth T. Kennan                                     900                --
Lawrence J. Lasser                                      900                --
John H. Mullin, III                                     900                --
George Putnam, III                                      900                --
A.J.C. Smith                                            900                --
W. Thomas Stephens                                      900                --
W. Nicholas Thorndike                                   900                --



TRUSTEES


Name, Address,1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee2          During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction)                  Board of Directors of the
                                                                 Environment and Natural Resources
                                                                 Program Steering Committee, John
                                                                 F. Kennedy School of Government,
                                                                 Harvard University. Until 2001,
                                                                 Mr. Curtis was a Member of the
                                                                 Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company).

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 President of the Kathleen and
                                                                 Ronald J. Jackson Foundation
                                                                 (charitable trust). Member of the
                                                                 Board of Overseers of WGBH (public
                                                                 television and radio). Member of the
                                                                 Board of Overseers of the Peabody
                                                                 Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group (a
Trustee since 1997                 Killian Professor of          UK-based holding company with
                                   Economics and                 interests in electric power and
                                   Management and                telecommunications networks), and
                                   Director of the Center        the Whitehead Institute for
                                   for Energy and                Biomedical Research (a non-profit
                                   Environmental Policy          research institution). President of the
                                   Research, Massachusetts       Yale University Council. Prior to
                                   Institute of Technology       February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                President Emeritus of         Chairman, Cambus-Kenneth
(2/25/38),                         Mount Holyoke College         Bloodstock (a limited liability
Trustee since 1992                                               company involved in thoroughbred
                                                                 horse breeding and farming),
                                                                 Director, Northeast Utilities, and
                                                                 Talbots (a distributor of women's
                                                                 apparel). Trustee of Centre College,
                                                                 Trustee of Notre Dame University,
                                                                 and Member of the Oversight
                                                                 Committee of Folger Shakespeare
                                                                 Library.  Prior to September 2000,
                                                                 June 2000, and November 1999,
                                                                 Dr. Kennan was a Director of
                                                                 Chastain Real Estate, Bell Atlantic,
                                                                 and Kentucky Home Life
                                                                 Insurance, respectively.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              The Liberty Corporation (a company
Trustee since 1997                 (a limited liability          engaged in the broadcasting
                                   company engaged in            industry), and Progress Energy, Inc.
                                   timber and farming)           (a utility company, formerly known
                                                                 as Carolina Power & Light). Prior to
                                                                 October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust).

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 and Norske Canada, Inc. (paper
                                                                 manufacturer). Prior to July 2001
                                                                 and October 1999, Mr. Stephens was
                                                                 Chairman of Mail-Well (printing
                                                                 and envelope company) and
                                                                 MacMillan-Bloedel (forest products
                                                                 company), respectively.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
                                   Investments, LLC,             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)
                                   and New Generation
                                   Advisers, Inc.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Prior to May 2000 and
                                                                 November 1999, Mr. Smith was
                                                                 Chairman and CEO, respectively, of
                                                                 Marsh & McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------

1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of March 31, 2002, there were 123 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.


* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company
  Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser,
  and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies,
  Inc., the parent company of Putnam Management and Putnam Retail Management. George Putnam, III, is the
  President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the President,
  Chief Executive Officer, and a Director of Putnam Investments, LLC, and Putnam Management since
  1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh &
  McClennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of
  Marsh & McClennan Companies, Inc.





OFFICERS

Name, Address,1 Date of Birth,
Position(s) Held with Fund         Length of Service             Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments,
Executive Vice President,                                        LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam Investments,
Assistant Treasurer and                                          LLC
Principal Accounting
Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Ian Ferguson (7/3/57),             Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Brett C. Browchuk                  Since 1996                    Managing Director of Putnam Investments,
(2/27/63),                                                       LLC and Putnam Management.
Vice President

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments,
(10/31/63),                                                      LLC and Putnam Management. Prior to
Vice President                                                   February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments,
(8/25/54),                                                       LLC, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani (6/11/39),          Since 1988                    Senior Vice President, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Jerome J. Jacobs                   Since 1996                    Managing Director of Putnam Management
(8/20/58),
Vice President

Stephen M. Oristaglio              Since 1998                    Senior Managing Director of Putnam
(8/21/55),                                                       Investments, LLC and Putnam Management.
Vice President                                                   Prior to July 1998, Managing Director, Swiss
                                                                 Bank Corp.
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Michael T. Healy
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


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